UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 21, 2012

GLOBAL AXCESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida		32256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 21, 2012, Global Axcess Corp. (the “Company”) entered into a Transaction Bonus Agreement (the “Transaction Bonus Agreement”) with Michael J. Loiacono, the Company’s Chief Financial Officer, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.1.

The Transaction Bonus Agreement calls for a bonus payment to be made to Mr. Loiacono in the event that the Company is successful in completing a strategic transaction prior to December 31, 2013 (the “Term Date”). Specifically, if, during the term of the Transaction Bonus Agreement, there is (i) a sale of the Company, the Company shall pay to Mr. Loiacono a lump sum cash payment (defined in the Transaction Bonus Agreement as a “Sale Bonus”) equal to One Hundred Twenty Thousand Dollars ($120,000); or (ii) a recapitalization or restructuring, the Company shall pay to Mr. Loiacono a lump sum cash payment equal to Sixty Thousand Dollars ($60,000) (defined in the Transaction Bonus Agreement as the “Recapitalization/Restructuring Bonus,” and together with the Sale Bonus, each a “Bonus”).

In addition to the foregoing contingent Bonus payments, in the event that Mr. Loiacono’s employment with the Company is terminated other than for Cause (as defined in the Transaction Bonus Agreement) on or before the Term Date, then Mr. Loiacono shall be entitled to a lump sum cash payment of (i) One Hundred Twenty Seven Thousand Five Hundred Dollars ($127,500); and (ii) an amount equal to the Sale Bonus (collectively, the “Severance Payment”).

If payable pursuant to the terms of the Transaction Bonus Agreement, the Bonus and/or the Severance Payment shall be payable to Mr. Loiacono, within two (2) business days after the triggering event giving rise to such payment obligation.

The foregoing description of the Transaction Bonus Agreement is qualified in its entirety by reference to the text of the Transaction Bonus Agreement, a copy of which is attached to this Report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Transaction Bonus Agreement, dated November 21, 2012, by and between Global Axcess Corp. (and affiliates) and Michael J. Loiacono (Management compensation plan or arrangement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP.

Dated: November 21, 2012	By:	/s/ Kevin L. Reager
Name: Kevin L. Reager Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Transaction Bonus Agreement, dated November 21, 2012, by and between Global Axcess Corp. (and affiliates) and Michael J. Loiacono (Management compensation plan or arrangement).